Other current receivables	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Other current receivables
16	Other current receivables
Other current receivables are analysed as follows:

	31/12/19	31/12/18
VAT	3,939	4,217
Receivables from National Institute for Social Security	2,004	1,533
Other	1,780	3,757

Total	7,723	9,507
The “VAT” receivables include value added taxes and related interest reimbursable to the various companies of the Group. While currently due at the reporting date, the collection of the VAT receivable may extend over a maximum period of up to two years.
The “Receivables from National Institute for Social Security” represent the amounts anticipated by the Company on behalf the governmental institute related to salaries for those employees subject to temporary work force reduction.
The “Other” caption primarily includes certain receivables related to green incentives for photovoltaic investment.